                                                                   Exhibit 10.41


                  AMENDMENT DATED MARCH 14, 2001 ("AMENDMENT")
                                       TO
                        FACILITIES MAINTENANCE AGREEMENT
                    DATED DECEMBER 17, [SIC], 1999 (THE "AGREEMENT")
                                     BETWEEN
               DATA GENERAL, A DIVISION OF EMC CORPORATION ("DG")
                                       AND
               GOAMERICA COMMUNICATIONS CORPORATION ("GOAMERICA")

Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreement. The parties, DG and GoAmerica, hereby amend the Agreement as follows:

1. Section 11.1 of the Agreement is deleted in its entirety, and the following substituted therefor:

     The term of the Agreement (the "Initial Term") shall hereafter, for all purposes of the Agreement, be coterminous with the "Demised Term" as defined in the Data Center Lease, which is currently scheduled to expire on February 29, 2004. Provided that there shall then exist no default of GoAmerica under the Agreement, DG agrees to cooperate with GoAmerica in order to obtain, prior to April 30, 2003, the written consent of DG's landlord under the Data Center Lease ("Owner") to the assignment by DG to GoAmerica of all of DG's rights and obligations under the Data Center Lease as of February 29, 2004 (the "Assignment"). The Assignment shall (a) provide for the complete release of DG and EMC from any and all liabilities or obligations under the Data Center Lease accruing after February 29, 2004, (b) shall be completely executed in form and substance reasonably acceptable to DG prior to February 28, 2003, and (c) shall not become effective unless Owner shall have consented to and approved the Assignment in writing prior to April 30, 2003. If all of the foregoing terms have been satisfied and all conditions to the effectiveness of the Assignment have been met prior to April 30, 2003, DG agrees to exercise the extension option contained in the Data Center Lease for an additional two (2) years beyond February 29, 2004 (the "Extension Term"), it being understood between the parties that upon the exercise of such extension GoAmerica shall assume and become solely responsible and liable for all performance obligations of the tenant under the Data Center Lease accruing after February 29, 2004. DG makes no representation or warranty as to the effective rent or other applicable terms of the Data Center Lease during the Extension Term, it being understood that negotiation of all such terms shall be the sole responsibility of GoAmerica.

2. Pursuant to and subject to the terms of an amendment to the Data Center Lease executed on or about the date hereof between DG and Owner (the "Lease Amendment"), a copy of which has been reviewed and approved by GoAmerica, the Data Center shall be expanded to include the "Additional Space" described in the Lease Amendment upon delivery thereof to DG by Owner and completion of the buildout of such Additional Space by DG.

3. From and after the date hereof, the pricing of Services shall be as set forth in Exhibit C attached hereto, and such Exhibit shall amend and replace Exhibit C to the original Agreement. Furthermore, it is understood and agreed by the parties that Services shall be provided by DG on a completely net basis, and that in the event of any unforeseen increases in utilities or other costs incurred by DG in providing the Services, Exhibit C may be amended in order to allow DG to pass on such increased costs to GoAmerica.

4. The parties agree to amend certain other provisions of the Agreement as follows:

     a. The first WHEREAS clause on the first page of the Agreement is deleted, and the following inserted therein: "GoAmerica agrees to license from DG the Data Center, as more particularly described herein, subject to and upon all of the terms and conditions hereinafter set forth."

     b. Section 2.1 is amended by deleting the term "best efforts" and replacing such term with "commercially reasonable efforts".
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     c.   Section 2.4 is amended by inserting the words "zoning or building department" before the word "consents".

     d.   Section 7.2 is amended and restated in its entirety as follows:

     "GoAmerica's aggregate liability for any claims arising from this Agreement shall not exceed two (2) times the accrued amounts owed by GoAmerica to DG for Services during the immediately preceding twelve (12) month period prior to the claim that gave rise to the damages. The foregoing limitation shall not apply to any liabilities of GoAmerica to DG for damages resulting from GoAmerica's failure to vacate the Data Center upon the expiration or earlier termination of the term of this Agreement."

     e. Section 9 is amended by changing the definition of "Data Center Lease" to include the Data Center Lease, "as amended by the Lease Amendment." Furthermore, insert "Subject to the Data Center Lease" at the beginning of the last sentence of Section 9.

     f. Section 11.3 is amended by inserting the following at the end of clause (i): ", provided that DG may terminate this Agreement at any time following (A) failure of GoAmerica to cure a default of any payment obligation under this Agreement within thirty (30) days after written notice to GoAmerica of such default, or (B) failure of GoAmerica to immediately cure any default of its obligations under
          Section 9 which results in any action on the part of Owner to declare a default under the Data Center Lease."

     g. Section 11.4 is amended by adding the following sentence at the end thereof: "None of the foregoing shall be construed to permit GoAmerica, under any circumstances, to occupy any part of the Data Center following expiration or earlier termination of the term of the Data Center Lease."

     h. Section 14.5 is amended by changing the reference to "Section 10" to instead refer to "Section 9".

     i. Section 14.6 is amended by requiring that any notice given to DG also be sent simultaneously and in the same manner to:

                         EMC Corporation
                         35 Parkwood Drive
                         Hopkinton, MA  01748
                         Attention: General Counsel

     And to:             EMC Corporation
                         228 South Street
                         Hopkinton, MA 01748
                         Attention:  Director, Global Real Estate

IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of the parties as of this Amendment date first written down.



Data General, A Division of EMC            GoAmerica Communications
Corporation                                Corporation


By /s/ Angelo Perri                         By /s/ Joseph Korb
   -----------------------------              ----------------------------------
Name   Angelo Perri                         Name   Joseph Korb
   -----------------------------              ----------------------------------
Title  Director                             Title  President
   -----------------------------              ----------------------------------
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                                    EXHIBIT C

RECURRING MONTHLY OPERATIONAL EXPENSES - MARCH 1, 2001 TO JUNE 30, 2003

STAFFING
Operations Manager (240 days per year)
Subtotal - Staffing

UTILITIES (Includes Facilities Usage charge, Electric, Janitorial, Water, phone system, diesel generator fee, insurance)

MAINTENANCE AND REPAIRS
(Includes Fire Suppression, UPS, A/C, A/C water charge, generator, Fire dept. permits, security)



               TOTAL MONTHLY RECURRING COST FROM MARCH 1, 2001 TO JUNE 30, 2003:
                                                                AMOUNT FINANCED:
             TOTAL MONTHLY RECURRING INCREMENTAL COST TO BE INVOICED SEPARATELY:

RECURRING MONTHLY OPERATIONAL EXPENSES - JULY 1, 2003 TO FEBRUARY 29, 2004

STAFFING
Operations Manager (240 days per year)
Subtotal - Staffing

UTILITIES (Includes Facilities Usage charge, Electric, Janitorial, Water, phone system, diesel generator fee, insurance)

MAINTENANCE AND REPAIRS
(Includes Fire Suppression, UPS, A/C, A/C water charge, generator, Fire dept. permits, security)



            TOTAL MONTHLY RECURRING COST FROM JULY 1, 2003 TO FEBRUARY 29, 2004:










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                                   Exhibit C

RECURRING MONTHLY OPERATIONAL EXPENSES - MARCH 1, 2001 TO JUNE 30, 2002

STAFFING
Operations Manager (240 days per year)                                           $15,000
Subtotal - Staffing                                                              $15,000

Utilities (includes Facilities Usage charge, Electric, Janitorial,
Water, phone system, diesel generator fee, insurance)                            $25,340

MAINTENANCE AND REPAIRS
(includes Fire Suppression, UPS, A/C water charge, generator,
Fire dept. permits, security)                                                       $789

   TOTAL MONTHLY RECURRING COST FROM MARCH 1, 2001 TO JUNE 30, 2003:             $41,137
                                                    AMOUNT FINANCED:             $31,895
 TOTAL MONTHLY RECURRING INCREMENTAL COST TO BE INVOICED SEPARATELY:              $9,142

RECURRING MONTHLY OPERATIONAL EXPENSES - JULY 1, 2003 TO FEBRUARY 23, 2004

Staffing
Operations Manager (240 days per year)                                           $20,000
Subtotal - Staffing                                                              $20,000

Utilities (includes Facilities Usage charge, Electric, Janitorial,
Water, phone system, diesel generator fee, insurance)                            $26,876

MAINTENANCE AND REPAIRS
(includes Fire Suppression, UPS, A/C, A/C water charge, generator,
Fire dept. permits, security)                                                     $1,730

TOTAL MONTHLY RECURRING COST FROM JULY 1, 2003 TO FEBRUARY 23, 2004:             $48,606